Dreyfus Strategic Municipal Bond Fund, Inc.


SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             13     Statement of Assets and Liabilities

                             14     Statement of Operations

                             15     Statement of Changes in Net Assets

                             16     Financial Highlights

                             17     Notes to Financial Statements

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

Dreyfus Strategic Municipal        The Fund
            Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities provided good results in this economic climate, especially relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly through most of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Strategic Municipal Bond Fund, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

The fund produced a .67% total return over the six-month period ended May 31, 1999.1

We attribute the fund's performance to its focus on municipal bonds with relatively low durations. Duration is a measure of sensitivity to changes in interest rates. While we looked for higher-yielding, lower-rated securities, these issues remained expensive compared to securities with higher credit ratings during the period. Accordingly, we allocated some assets to higher-rated, lower-yielding securities which tend to be more liquid than lower-rated securities, making them easier to buy and sell as market conditions change and giving the fund more flexibility to react in a weak market.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a diversified portfolio of municipal bonds.

We look for bonds that we expect to provide consistently high income streams. We strive to find such opportunities through rigorous analyses of individual bonds' structures. Within the context of our bond structure analysis, we pay particularly close attention to each bond's maturity and early redemption features. If we identify bonds that are close to redemption but that offer higher income payments than are generally available, we may hold them until they are very close to final maturity or their call dates. This strategy is designed to help us maximize income. If, on the other hand, we can find attractive income alternatives elsewhere, we will usually sell bonds that are close to redemption. This strategy is intended to protect the fund's total return from the effects of declining bond prices.

                                                                      The Fund 3

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Latin America just prior to the start of the reporting period, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because lower short-term interest rates had the potential to reignite inflation pressures, yields on intermediate- and long-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds. Yields of intermediate-term municipal bonds rose more than yields of long-term municipal bonds, primarily because of supply-and-demand factors.

Because of strong economic conditions throughout the United Stares, the nation's states and municipalities have had less need to borrow. As a result, about 24% fewer tax-exempt bonds were issued over the six-month reporting period than in the same period one year ago. Yet, demand from individual investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped municipal bond prices decline less than U.S. Treasury bond prices.

What is the fund's current strategy?

During the reporting period, we maintained a relatively defensive posture in an investment environment generally characterized by rising municipal bond yields. Accordingly, over the past several months, we have emphasized municipal bonds with relatively high coupon rates and short durations. This positioning was designed to take full advantage of the higher-yielding securities held in the portfolio.

Because of the diminished supply of new municipal issues and the attendant narrowing of credit spreads, high-yielding bonds meeting our credit standards were difficult to find. This scarcity has contributed to the fund's inability to maintain its previous dividend distribution rate. Because of lower prevailing yields, we were forced to reduce the fund's dividend in April. However, we continued to search the municipal bond market for higher-yielding bonds. In the absence of such opportunities, we focused selectively on higher-quality bonds because of the narrow spread yield between higher-rated and lower-rated credits.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Income may be subject to state and local taxes, and some income may be subject to the Federal Alternative Minimum Tax
  (AMT) for certain shareholders. Capital gains, if any, are fully taxable.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS

May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments--98.1%               Amount ($)       Value ($)
--------------------------------------------------------------------------------
Alabama--.7%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023              3,000,000       3,140,610

Arizona--1.8%
Apache County Industrial Development Authority, PCR
  (Tuscon Electric Power Co. Project) 5.85%, 3/1/2028 8,000,000       7,895,040

Arkansas--.5%
Saline County, HR
  7.875%, 9/1/2019 (Prerefunded 9/1/1999)a            2,000,000       2,062,180

California--1.1%
California Statewide Communities Development Authority,
  COP (The Internext Group) 5.375%, 4/1/2030          5,000,000       4,871,100

Colorado--1.1%
Colorado Health Facilities Authority, Revenue
  (American Housing Foundation 1, Inc. Project)
  10.25%, 12/1/2020                                   5,600,000       5,025,888

Connecticut--2.1%
Connecticut Development Authority, PCR
  (Connecticut Light and Power) 5.95%, 9/1/2028       5,000,000       4,967,200
Connecticut Housing Finance Authority,
  Housing Mortgage Finance Program
  6%, 11/15/2027                                      4,000,000       4,194,040

Delaware--1.4%
Delaware Health Facilities Authority, Revenue
  (Beebe Medical Center Project) 6.80%, 6/1/2024      5,905,000       6,400,016

District of Columbia--1.7%
Metropolitan Washington Airports Authority,
  Special Facilities Revenue
  (Caterair International Corp.) 10.125%, 9/1/2011    7,320,000       7,538,429

Florida--5.9%
Florida Board of Education, Capital Outlay
  8.733%, 6/1/2019b,c                                15,000,000      17,177,700
Lee County Industrial Development Authority,
  Health Care Facilities Revenue
  (Shell Point Village Project) 5.50%, 11/15/2019     1,500,000       1,470,420
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015d                                 5,000,000       3,787,500
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022d                                  5,000,000       3,712,500

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)          Amount ($)       Value ($)
--------------------------------------------------------------------------------
Georgia--3.7%
Burke County Development Authority, PCR
  (Georgia Power Co. Plant Vogtle) 5.45%, 5/1/2034    5,000,000       4,859,200
Private Colleges and Universities Facilities
  Authority, Revenue
  (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefund 1/1/2003)a               9,950,000      11,729,557

Illinois--6.6%
Chicago-O'Hare International Airport,
  Special Facility Revenue
  (Delta Airlines Project) 6.45%, 5/1/2018            2,790,000       2,956,005
Illinois Development Finance Authority, Revenue:
  (Community Rehabilitation Providers
  Facilities Acquisition Program):
    8.50%, 9/1/2010                                   1,710,000       1,792,661
    8.50%, 9/1/2010 (Prerefunded 9/1/2000)a           3,290,000       3,546,488
    6.05%, 7/1/2019                                   5,290,000       5,448,700
  HR (Adventist Health Systems / Sunbelt) 5.50%,
    11/15/2029                                        4,175,000       4,014,054
Illinois Health Facilities Authority, Revenue
  (Ravenswood Hospital Medical Center Project)
  8.25%, 11/1/2010                                   11,199,998      11,602,415

Indiana--2.6%
Burns Harbor Industrial Solid Waste
  Disposal Facilities, Revenue
  (Bethlehem Steel Corp. Project) 8%, 4/1/2024        6,000,000       6,540,900
Indianapolis Airport Authority, Revenue
  9.105%, 11/15/2031b,c                               4,375,000       5,070,450

Kentucky--2.1%
Kenton County Airport Board, Airport Revenue
  (Special Facilities - Delta Airlines Project)
  6.125%, 2/1/2022                                    5,000,000       5,094,300
Morgantown Health Care Facility, Revenue
  (Southern Health Care System Project)
  10.50%, 3/1/2020 (Prerefunded 3/1/2000)a            4,045,000       4,334,986

Louisiana--5.6%
Lake Charles Harbor and Terminal,
  District Port Facilities Revenue
  (Trunkline LNG Co. Project) 7.75%, 8/15/2022       15,000,000      16,902,750
Parish of De Soto, Environmental Improvement Revenue
  (International Paper Co. Project) 6.55%, 4/1/2019   2,900,000       3,141,628
West Feliciana Parish, PCR (Gulf States) 5.80%,
  12/1/2015                                           5,000,000       4,955,450

                                                                      The Fund 7

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)          Amount ($)       Value ($)
--------------------------------------------------------------------------------
Maryland--2.2%
Baltimore County, PCR  (Bethlehem Steel Corp.
  Project)
  7.50% 6/1/2015                                      5,000,000       5,412,950
Maryland Industrial Development Financing Authority,
  EDR
  (Medical Waste Associates Limited Partnership)
  8.75%, 11/15/2010                                   4,135,000       4,174,200

Massachusetts--3.9%
Massachusetts Health and Educational
  Facilities Authority, Revenue
  (Beth Isreal Hospital) 8.674%, 7/1/2025
  (Insured; AMBAC)b                                   3,250,000       3,652,187
Massachusetts Industrial Finance Agency, Revenue
  (Sturdy Memorial Hospital)
  7.90%, 6/1/2009                                     4,450,000       4,553,774
Massachusetts Port Authority, Special Project Revenue
  (Harborside Hyatt)
  10%, 3/1/2026                                       7,000,000       7,618,800
Pittsfield, SWDR (Vicon Recovery Associates Project)
  7.95%, 11/1/2004                                    1,550,000       1,590,548

Michigan--2.3%
Michigan Hospital Finance Authority, HR
  (Genesys Health System Obligated Group)
  8.125%, 10/1/2021 (Prerefunded 10/1/2005)a          5,000,000       6,134,200
Michigan Strategic Fund, SWDR
  (Genesee Power Station Project) 7.50%, 1/1/2021     4,000,000       4,282,400

Mississippi--1.8%
Mississippi Business Finance Corporation, PCR
  (Systems Energy Resources, Inc. Project) 5.875%,
  4/1/2022                                            8,000,000       8,016,000

Missouri--1.6%
Jackson County Industrial Development Authority,
  Health Facillities Revenue
  (Carondelet Health Corp. Project) 9%, 7/1/2020      6,735,000       6,980,356

New Hampshire--1.4%
New Hampshire Business Finance Authority, PCR
  (Public Service Co.) 6%, 5/1/2021                   6,000,000       5,963,520

New Jersey--1.3%
New Jersey Economic Development Authority,
  First Mortgage Revenue
  (The Evergreens) 9.25%, 10/1/2022                   5,000,000       5,918,650

New Mexico--.4%
New Mexico Mortgage Finance Authority,
SFMR 7.80%, 3/1/2021                                  1,775,000       1,818,044

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)          Amount ($)       Value ($)
--------------------------------------------------------------------------------
New York--3.4%
New York City 8%, 8/15/2018 (Prerefunded 8/15/2001)a  1,485,000       1,640,450
New York City Industrial Development Agency,
  Civic Facility Revenue
  (YMCA of Greater New York Project)
  8%, 8/1/2016 (Prerefunded 8/1/2001)a                3,000,000       3,306,690
New York State Dormitory Authority, Revenue,
  Judicial Facility Lease (Suffolk County) 9.50%,
  4/15/2014                                           6,000,000       6,985,860
New York State Mortgage Agency, Revenue
  8.10%, 10/1/2017                                    2,945,000       2,981,812

North Carolina--2.5%
Halifax County Industrial Facilities and
  Pollution Control Financing Authority, SWDR
  (Champion International Project) 8.15%, 11/1/2019   1,000,000       1,034,970
Haywood County Industrial Facilities and Pollution
  Control Financing Authority, SWDR
  (Champion International Project):
    8.10%, 11/1/2009                                  4,820,000       4,983,350
    8.10%, 11/1/2009 (Prerefunded 11/1/1999)a           180,000         187,049
North Carolina Eastern Municipal Power Agency,
  Power Systems Revenue
  5.75%, 1/1/2024                                     5,000,000       4,976,900

Pennsylvania--9.4%
Beaver County Industrial Development Authority, PCR
  (Cleveland Electric Project) 7.625%, 5/1/2025       8,800,000       9,935,728
Langhorne Manor Borough Higher Education and
  Health Authority, Revenue
  (Woods Schools) 8.75%, 11/15/2014
  (Prerefunded 11/15/1999)a                           5,000,000       5,220,700
Lehigh County General Purpose Authority,
  Revenue (Wiley House)
  8.75%, 11/1/2014                                   11,000,000      11,467,170
Montgomery County Higher Education and
  Health Authority, Revenue:
    (Northwestern Corp.) 8.50%, 6/1/2016              4,390,000       4,698,705
    (Retirement Community-G.D.L. Farms)
      9.50%, 1/1/2020 (Prerefunded 1/1/2000)a         5,500,000       5,801,345
Pennsylvania Economic Development Financing Authority,
  RRR  (Northhampton Generating Project)
  6.60%, 1/1/2019                                     4,200,000       4,460,106
Pennsylvania Housing Finance Agency,
  Multi-Family Development Revenue
  8.25%, 12/15/2019                                     295,000         306,033

                                                                      The Fund 9

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)          Amount ($)       Value ($)
--------------------------------------------------------------------------------
South Carolina--.6%
Piedmont Municipal Power Agency, Electric Revenue
  5.25%, 1/1/2021                                     3,000,000       2,845,860

Tennessee--2.8%
Maury County Health and Educational Facilities Board,
  Health Care Facilities Revenue
  (Southern Health Care-Heritage)
  10.50%, 3/1/2020 (Prerefunded 3/1/2000)a            5,950,000       6,376,079
Memphis Center City Revenue Finance Corp.
  Sports Facility Revenue
  (Memphis Redbirds) 6.50%, 9/1/2028                  6,000,000       6,015,300

Texas--11.7%
Georgetown Hospital Authority, HR,
  Improvement and First Mortgage
  8.625%, 7/1/2015 (Prerefunded 7/1/1999)a            6,535,000       6,695,173
Houston Airport System, Special Facilities Revenue,
  Airport Improvement (Continental Airlines)
  6.125%, 7/15/2017                                   2,875,000       2,944,949
Mesquite Health Facilities Development Corp.,
  Revenue (Christian Care Centers, Inc.)
  9.375%, 3/1/2020 (Prerefunded 3/1/2000)a           11,540,000      12,383,343
Springhill Courtland Heights Public Facility Corp.
  MFHR
  5.85%, 12/1/2028                                    6,030,000       6,004,734
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue
  10.119%, 7/2/2024b                                  6,850,000       8,279,938
Texas Health Facilities Development Corp.,
  HR (All Saints Episcopal Hospitals)
  7.80%, 8/15/2021 (Prerefunded 8/15/1999)a           3,000,000       3,086,670
Texas Public Property Finance Corp., Revenue
  (Mental Health and Retardation Project):
  8.625%, 9/1/2001                                      935,000         992,521
  8.875%, 9/1/2011 (Prerefunded 9/1/2001)a            5,100,000       5,733,522
Tyler Health Facilities Development Corp., HR
  (East Texas Medical Center Regional
  Health Care System Project)
  6.75%, 11/1/2025                                    5,850,000       5,566,802

Utah--2.5%
Carbon County, SWDR (Sunnyside Cogeneration)
  9.25%, 7/1/2018d                                   10,000,000      6,000,000
Tooele County, Hazardous Waste Treatment Revenue
  (Union Pacific Project)
  5.70%, 11/1/2026                                    5,000,000       4,921,400

--------------------------------------------------------------------------------
                                                      Principal
Long-Term Municipal Investments (continued)          Amount ($)       Value ($)
--------------------------------------------------------------------------------
Virginia--6.0%
Fairfax County Water Authority, Revenue 7.546%,
  4/1/2029b,c                                         4,000,000       4,299,160
Henrico County Industrial Development Authority,
  Revenue
  (Bon Secours Health Care System Project)
  8.289%, 8/23/2027b                                  7,500,000       9,131,250
Virginia Housing Development Authority,
  MFHR 7.05%, 5/1/2018                               12,000,000      13,002,480

Wisconsin--3.7%
Wisconsin Housing and Economic Development
  Authority, Homeownership Revenue
  8.49%, 7/1/2025b,c                                 10,600,000      11,717,240
Wisconsin Health and Educational Facilities
  Authority, Revenue (Aurora Health Care, Inc.)
  5.60%, 2/15/2029                                    5,000,000       4,827,750

Wyoming--1.0%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024                                        2,200,000       2,413,312
  6.90%, 9/1/2024                                     2,000,000       2,191,300

U.S. Related-2.7%
Puerto Rico;
Puerto Rico Commonwealth Highway and
  Transportation Authority, Transportation Revenue
  6.451%, 7/1/2038 (Insured; MBIA)b,c                12,500,000      11,752,000

Total Long-Term Municipal Investments
  (cost $427,687,452)                                               435,515,447
--------------------------------------------------------------------------------

Short-Term Municipal Investments--1.1%
--------------------------------------------------------------------------------
Alabama--.9%
Stevenson IDB,
  Environmental Improvement Revenue
  (Mead Corp. Project) VRDN
    3.35% (LOC; First National Bank of Chicago)e      3,800,000       3,800,000

New York--.2%
New York City, VRDN 3.30% (Insured; FGIC)e              900,000         900,000
Total Short-Term Municipal Investments
  (cost $4,700,000)                                   4,700,000
--------------------------------------------------------------------------------
Total Investments (cost $432,387,452)                     99.2%     440,215,447

Cash and Receivables (Net)                                  .8%       3,600,841

Net Assets                                               100.0%     443,816,288

                                                                     The Fund 11

--------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC    American Municipal Bond Assurance MBIA    Municipal Bond Investors
           Corporation                               Assurance Insurance
COP      Certificate of Participation                Corporation
EDR      Economic Development Revenue      MFHR    Multi-Family Housing
FGIC     Financial Guaranty Insurance                Revenue
           Company                         PCR     Pollution Control Revenue
HR       Hosptial Revenue                  RRR     Resources Recovery Revenue
IDB      Industrial Development Board      SFMR    Single Family Mortgage
IDR      Industrial Development Revenue              Revenue
LOC      Letter of Credit                  SWDR    Solid Waste Disposal Revenue
                                           VRDN    Variable Rate Demand Notes


--------------------------------------------------------------------------------
Summary of Combined Ratings

Fitch         or      Moody's        or        Standard & Poor's       Value (%)
--------------------------------------------------------------------------------
AAA                   Aaa                      AAA                       14.5
AA                    Aa                       AA                        11.9
A                     A                        A                         10.1
BBB                   Baa                      BBB                       21.7
BB                    Ba                       BB                         6.5
B                     B                        B                          3.1
F-1, F -1+            VMIG1, MIG1, P1          SP1, A1                    1.1
Not Ratede            Not Ratede               Not Ratede                31.1
                                                                        100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Inverse floater security--the interest rate is subject to change periodically. c Securities exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in trans actions exempt from registration, normally to qualified institutional buyers. At May 31, 1999, these securities amounted to $50,016,550 or 11.3% of net assets.
d Non-income producing security, interest payments in default.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
f At May 31, 1999, the fund had $138,230,136 (31.1% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                             Cost         Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                         432,387,452   440,215,447
Cash                                                                     46,793
Interest receivable                                                   7,959,374
Prepaid expenses                                                          4,616
                                                                    448,226,230
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           283,277
Payable for investment securities purchased                           3,989,774
Accrued expenses                                                        136,891
                                                                      4,409,942
--------------------------------------------------------------------------------
Net Assets ($)                                                      443,816,288
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     447,887,030
Accumulated undistributed investment income-net                       1,536,351
Accumulated net realized gain (loss) on investments                 (13,435,088)
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              7,827,995
--------------------------------------------------------------------------------
Net Assets ($)                                                      443,816,288
--------------------------------------------------------------------------------
Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)      47,783,925
Net Asset Value, per share ($)                                             9.29

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):
--------------------------------------------------------------------------------
Interest income                                                    15,809,735
Expenses:
Investment Advisory fee--Note 3(a)                                  1,121,015
Administration fee-Note 3(a)                                          560,507
Shareholders' reports                                                  36,489
Shareholder servicing costs                                            32,448
Directors' fees and expenses--Note 3(b)                                30,085
Professional fees                                                      21,190
Registration fees                                                      10,936
Custodian fees                                                            960
Miscellaneous                                                          10,385
Total Expenses                                                      1,824,015
Investment Income-Net                                              13,985,720
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                               376,218
Net unrealized appreciation (depreciation) on investments         (11,217,558)
Net Realized and Unrealized Gain (Loss) on Investments            (10,841,340)
Net Increase in Net Assets Resulting from Operations                3,144,380

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                             Six Months Ended
                                                 May 31, 1999        Year Ended
                                                  (Unaudited) November 30, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                             13,985,720        28,262,772
Net realized gain (loss) on investments               376,218           306,745
Net unrealized appreciation (depreciation)
  on investments                                  (11,217,558)        2,076,465
Net Increase (Decrease) in Net Assets
  Resulting from Operations                         3,144,380        30,645,982
--------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                            (14,400,807)      (29,319,019)
--------------------------------------------------------------------------------
Capital Stock Transactions ($):
Dividends reinvested-Note 1(c)                      1,179,838         6,413,712
Total Increase (Decrease) in Net Assets           (10,076,589)        7,740,675
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                               453,892,877       446,152,202
End of Period                                     443,816,288       453,892,877
Undistributed investment income--net                1,536,351         1,951,438
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Increase in Shares Outstanding as a Result
  of Dividends Reinvested                             124,559           664,058

See notes to financial statements.

                                                                     The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------
                     Six Months Ended
                         May 31, 1999           Year Ended November 30,
--------------------------------------------------------------------------------
                           (Unaudited)   1998    1997    1996    1995    1994
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period            9.52    9.49    9.54    9.60    8.68    9.93
Investment Operations:
Investment income-net             .29     .60     .62     .64     .66     .65
Net realized and unrealized
  gain (loss) on investments     (.22)    .05    (.01)   (.08)    .90   (1.16)
Total from Investment Operations  .07     .65     .61     .56    1.56    (.51)
Distributions:
Dividends from investment

  income -net                    (.30)   (.62)   (.66)   (.62)   (.64)   (.67)
Dividends in excess of net
  realized gain on investments      -       -       -       -       -    (.07)
Total Distributions              (.30)   (.62)   (.66)   (.62)   (.64)   (.74)
Net asset value, end of period   9.29    9.52    9.49    9.54    9.60    8.68
Market value, end of period     9 1/8 10 3/16  10 5/8   9 3/4   9 1/4   8 5/8
--------------------------------------------------------------------------------
Total Return (%)a              (15.02)b  2.23   16.60   12.61   15.12   (8.97)
--------------------------------------------------------------------------------
Ratios/Supplemental Data: (%)
Ratio of expenses to average
  net assets                      .81b    .81     .81     .82     .84     .86
Ratio of net investment income
  to average net assets          6.24b   6.26    6.55    6.82    7.12    6.94
Portfolio Turnover Rate         16.60c   6.33    2.95   13.47   13.19   10.96
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                 443,816 453,893 446,152 440,681 439,192 396,316

a Calculated based on market value.
b Annualized.
c Not annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Boston Safe Deposit and Trust Company (the "Custodian") is the fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. First Data Investor Services Group, Inc. ("FDIS"), a subsidiary of First Data Corporation ("FDC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent.

The fund's financial statements are prepared in accordance with generally accepted accounting principles and may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers;

                                                                     The Fund 17
and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date,

FDIS will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 28, 1999, the Board of Directors declared a cash dividend of $.0467 per share from investment income-net, payable on June 28, 1999 to shareholders of record as of the close of business on June 14, 1999.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $13,811,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. If not applied, $4,498,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Administration Fee and
Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of
 .50 of 1% of the value of the fund's aver-

                                                                     The Fund 19
age weekly net assets. The fund also has an Administration Agreement with Dreyfus, Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with FDIS. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of-pocket transfer agency and custody expenses are paid separately by the fund.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $73,682,032 and $79,850,142, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $7,827,995, consisting of $23,857,519 gross unrealized appreciation and $16,029,524 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors

Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Pringle
John E. Zuccotti

Officers

President and Treasurer
   Marie E. Connolly
Vice President and Secretary
   Margart W. Chambers
Vice President and Assistant Treasurer
   John P. Cavino
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President and Assistant Treasurer
   George A. Rio
Vice President and Assistant Treasurer
   Joseph F. Tower
Vice President, Assistant Treasurer
and Assistant Secretary
   Frederic C. Dey
Vice President, Assistant Treasurer
and Assistant Secretary
   Stephanie Pierce
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Karen Jacoppo-Wood
Vice President and Assistant Secretary
   Christopher J. Kelly

Officers (continued)

Vice President and Assistant Secretary
   Kathleen K. Morrisey
Vice President and Assistant Secretary
   Elba Vasquez

Portfolio Managers:
   Joseph P. Darcy
   A. Paul Disdier
   Douglas Gaylor
   Karen M. Hand
   Stephen C. Kris
   Richard J. Moynihan
   Jill C. Shaffro
   Samuel J. Weinstock
   Monica S. Wieboldt

Investment Adviser
and Administrator
The Dreyfus Corporation

Custodian
Boston Safe Deposit and Trust Company

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend-Paying Agent,
Registrar and Plan Agent
First Data Investor Services Group, Inc.

Stock Exchange Listing
NYSE Symbol: DSM

Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times, Business section under the heading "Closed-End Bond Funds" every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

                                                                     The Fund 21

For More Information

                     Dreyfus Strategic Municipal
                     Bond Fund, Inc.

                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Boston Safe Deposit and Trust Company
                     One Boston Place
                     Boston, MA 02108

                     Transfer Agent,
                     Dividend-Paying Agent,
                     Registrar and Plan Agent

                     First Data Investor Services Group, Inc.
                     One Exchange Place
                     Boston, MA 02109

To obtain information:

(c) 1999 Dreyfus Service Corporation      852SA995